UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 4, 2024, Planet 13 Holdings Inc. (the “Company”) announced the commencement of an underwritten public offering of its units (the “Offering”), each consisting of one share of common stock, no par value, of the Company (“Common Stock”) and a warrant to purchase one share of Common Stock. The Company will file with the Securities and Exchange Commission a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (Registration No. No. 333-274829) pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Offering.

On March 4, 2024, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In connection with the Offering, the Company intends to provide certain additional disclosures to investors related to the Company’s previously announced acquisition (the “Pending Acquisition”) of VidaCann, LLC (“VidaCann”) and the Company’s related sale of all of the issued and outstanding shares of common stock of Planet 13 Florida Inc. (the “Pending Disposition” and, together with the Pending Acquisition, the “Pending Transactions”), which owns a Florida Medical Marijuana Treatment Center license (the “MMTC License”). The sale of the MMTC License is a closing condition to the Pending Acquisition. The Pending Transactions are expected to close in the first quarter of 2024 or early in the second quarter of 2024, subject to customary closing conditions, including the receipt of approval from the applicable state cannabis regulators.

In connection with the Pending Transactions, the Company is filing this Current Report on Form 8-K (this “Current Report”) to provide certain historical financial statements of VidaCann and pro forma financial information of the Company including VidaCann.

The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01. Other Events

The information set forth in Item 7.01 of this Current Report regarding the historical financial statements of VidaCann and pro forma financial information of the Company including VidaCann is incorporated herein by reference into this Item 8.01.

The Company has attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5 and incorporated by reference in this Item 8.01 the following:

●
the unaudited pro forma condensed combined financial statements of the Company as of September 30, 2023, for the year ended December 31, 2022 and for the nine months ended September 30, 2023, giving effect to the Pending Transactions, and the notes related thereto, are attached hereto as Exhibit 99.2;

●	the audited financial statements of VidaCann as of December 31, 2021 and for the year ended December 31, 2021, and the notes related thereto, are attached hereto as Exhibit 99.3;

●	the audited financial statements of VidaCann as of December 31, 2022 and for the year ended December 31, 2022, and the notes related thereto, are attached hereto as Exhibit 99.4; and

●	the unaudited financial statements of VidaCann as of September 30, 2023 and for the nine months ended September 30, 2023, and the notes related thereto, are attached hereto as Exhibit 99.5.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Masters, Smith & Wisby, P.A. (VidaCann 2021).
23.2	Consent of Masters, Smith & Wisby, P.A. (VidaCann 2022).
99.1	Press Release dated March 4, 2024.
99.2	Unaudited pro forma condensed combined financial statements of Planet 13 Holdings Inc. as of September 30, 2023, for the year ended December 31, 2022 and for the nine months ended September 30, 2023, and the notes related thereto.
99.3	Audited financial statements of VidaCann, LLC as of December 31, 2021 and for the year ended December 31, 2021, and the notes related thereto.
99.4	Audited financial statements of VidaCann, LLC as of December 31, 2022 and for the year ended December 31, 2022, and the notes related thereto.
99.5	Unaudited financial statements of VidaCann, LLC as of September 30, 2023 and for the nine months ended September 30, 2023, and the notes related thereto.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: March 4, 2024	By:	/s/ Robert Groesbeck
	Name:	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: March 4, 2024	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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